                                                                    EXHIBIT 10.1


                                              As amended as of December 16, 1999








                                 TRUETIME, INC.

                         1999 NON-EMPLOYEE DIRECTOR PLAN

                 TRUETIME, INC. 1999 NON-EMPLOYEE DIRECTOR PLAN

                                TABLE OF CONTENTS


                                                                      Section

PURPOSE................................................................  1

ADMINISTRATION.........................................................  2

AVAILABLE SHARES.......................................................  3

AUTHORITY TO GRANT OPTIONS AND STOCK...................................  4

ELIGIBILITY FOR OPTIONS AND STOCK......................................  5

OPTION GRANT SIZE AND GRANT DATES......................................  6

OPTION PRICE...........................................................  7

FAIR MARKET VALUE......................................................  8

DURATION OF OPTIONS....................................................  9

WHEN EXERCISABLE......................................................  10

EXERCISE OF OPTIONS...................................................  11

TRANSFERABILITY OF OPTIONS............................................  12

TERMINATION OF DIRECTORSHIP OF OPTIONEE...............................  13

ISSUANCE OF SHARES IN LIEU OF PAYMENT OF RETAINER FEE.................  14

REQUIREMENTS OF LAW...................................................  15

NO RIGHTS AS STOCKHOLDERS.............................................  16

NO EMPLOYMENT OR NOMINATION OBLIGATION................................  17

CHANGES IN THE COMPANY'S CAPITAL STRUCTURE............................  18



TERMINATION AND AMENDMENT OF PLAN.....................................    19

WRITTEN AGREEMENT.....................................................    20

COMPLIANCE WITH SEC REGULATIONS.......................................    21

GENDER................................................................    22

HEADINGS..............................................................    23

GOVERNING LAW.........................................................    24

                                 TRUETIME, INC.

                         1999 Non-Employee Director Plan


                  1. PURPOSE. The 1999 Non-Employee Director Plan (the "Plan") is a plan for non-employee directors and advisors to the Board of Directors (the "Board") of TrueTime, Inc. (the "Company") and its subsidiary corporations and is intended to advance the best interests of the Company, its subsidiaries and its stockholders by providing the Company's non-employee directors and advisors to the Board an opportunity to obtain or increase their proprietary interest in the success of the Company and its subsidiaries by becoming owners of the common stock, $.01 par value, of the Company (the "Stock") or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

                  2. ADMINISTRATION. The Plan shall be administered by the Board. Subject to the terms of the Plan, the Board shall have the power to construe the provisions of the Plan, or of options granted hereunder (the "Options") or Stock issued hereunder, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for administering the Plan as the Board deems desirable.

                  3. AVAILABLE SHARES. The total amount of the Stock with respect to with Options and Stock paid in lieu of the directors' annual retainers that may be granted under this Plan shall not exceed in the aggregate 150,000 shares; provided, that the class and aggregate number of shares of Stock which may be granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 18 hereof. Such shares of Stock may be treasury shares or authorized but unissued shares of Stock. In the event that any outstanding Option for any reason shall expire or is terminated or cancelled, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option or Options or Stock issuance under the Plan.

                  4. AUTHORITY TO GRANT OPTIONS AND STOCK. All Options granted under the Plan shall be non-qualified stock options which are not intended to be governed by section 422 of the Internal Revenue Code of 1986, as amended. No Options or Stock shall be granted under the Plan subsequent to December 9, 2009.

                  5. ELIGIBILITY FOR OPTIONS AND STOCK. The individuals who shall be eligible to receive Options under the Plan shall be (1) the non-employee directors ("Non-Employee Directors"), (2) persons who have, with their consent, been named in the Company's Registration Statement (the "Registration Statement") on Form S-1 (Reg. No. 333-90269) as being about to become a director in connection with the Company's initial public offering of the Stock of the Company (the "IPO") and (3) those Board advisors as the Board shall from time to time determine (collectively, the "Eligible Directors") of the Company.

                  6. OPTION GRANT SIZE AND GRANT DATES. (a) An Option to purchase 10,000 shares of Stock (as adjusted pursuant to Paragraph 18) shall be granted to each Eligible Director on the date the Registration Statement is declared effective by the Securities and Exchange Commission at an exercise price equal to the IPO per share price to the public. (b) Thereafter, an Option to purchase 3,000 shares of Stock (as adjusted pursuant to Paragraph 18) shall be granted each year to each Eligible Director who continues to serve the Company in that capacity on the date following the Annual Meeting of the stockholders of the Company ("Annual Grants"). (c) Subject to the availability under the Plan of a sufficient number of shares of Stock that may be issued upon the exercise of outstanding options, each person who shall become a Non-Employee Director after the closing date of the IPO shall be granted, on the date of his election, whether by the stockholders of the Company or the Board in accordance with applicable law, an Option under the Plan to purchase 10,000 shares of Stock. Notwithstanding the foregoing, no Non-Employee Director who has received an Option pursuant to subsection (a) of this Paragraph shall be eligible to receive an Option pursuant to this subsection (c).

                  7. OPTION PRICE. The price at which shares of Stock may be purchased by an Eligible Director pursuant to an Option (the "Optionee") shall be the fair market value of the shares of Stock on the date the Option is granted.

                  8. FAIR MARKET VALUE. With respect to the initial option grant described in Section 6(a), fair market value shall mean the IPO price. Fair market value of the Stock as of any date thereafter means (a) the closing price of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the National Association of Securities Dealers Automated Quotation National Market System (or successor system); or (c) if the Stock is not listed on the National Association of Securities Dealers Automated Quotation National Market System (or successor system), the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Board equal to (x) the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Board.

                  9. DURATION OF OPTIONS. The term of each Option hereunder shall be until the the last day of the ten year period commencing on the date the Option is granted, and no Option shall be exercisable after the expiration of ten years from the date such Option is granted.

                  10. WHEN EXERCISABLE. Unless otherwise stated in the Option Agreement (as defined in Section 20), an Option shall be fully exercisable from the date of grant for all purposes of this Plan.

                  11. EXERCISE OF OPTIONS. Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with cash, wire transfer, certified check, bank draft or postal or express money order payable to the order of the Company (the "Acceptable Funds") for an amount equal to the Option price of such shares of Stock, or at the election of the Optionee, by exchanging shares of Stock owned by the Optionee, so long as the total fair market value (determined in accordance with Paragraph 8, as of the date of exercise) of the exchanged shares of Stock plus the Acceptable Funds paid, if any, equals the purchase price of the shares to be acquired upon exercise of that Option, and specifying the address to which the certificates for such shares are to be mailed. Whenever an Option is exercised by exchanging shares of Stock theretofore owned by the
Optionee: (1) no shares of Stock received upon exercise of that Option thereafter may be exchanged to pay the Option price for additional shares of Stock within the following six months; (2) the aggregate fair market value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid in Acceptable Funds; and (3) the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the share represented by such certificates, with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange. Such notice may be delivered in person to the Secretary of the Company, or may be sent by mail to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is received. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the Optionee's name; provided, that such delivery to the Optionee shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee. The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising such Option provide the Company with such information as the Company may reasonably request to such exercise, sale or other disposition.

                  12. TRANSFERABILITY OF OPTIONS. (a) Except as set forth in this Section 12, Options shall not be transferable by the Optionee other than by will or under the laws of decent and distribution, and shall be exercisable, during the Optionee's lifetime, only by the Optionee or his legal guardian or representative.

                  (b) The Board may, in its discretion, permit an Optionee to transfer all or any part of an Option, or may grant an Option with terms that expressly permit all or any part of that Option to be transferred by the Optionee, in either case to (i) the spouse, children, stepchildren, grandchildren, parents, grandparents, siblings (including half brothers and sisters), and individuals who are family members by adoption, of the Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of one or more of the Optionee's Immediate Family Members, or (iii) a partnership or other legal entity in which only the Optionee's Immediate Family Members have equity or ownership interests (collectively, "Permitted Transferees"); provided that (x) there may be no consideration for any such transfer and (y) subsequent transfers of Options so transferred (other than transfers by will or under the laws of decent and distribution, transfers back to the Optionee to whom the Option was originally granted and transfers to other Permitted Transferees of such Optionee) shall be void.

                  (c) Following the transfer of any Option pursuant to paragraph
(b) above, that Option shall continue to have the same terms and provisions and be subject to the same restrictions as were applicable immediately before that transfer, except that references in the Plan and in the Option Agreement applicable to such Optionee shall be deemed to be references to the Permitted Transferee or Permitted Transferees; provided that any provision of Section 13 that would have been triggered by the cessation of the Optionee to whom the Option was originally granted acting as a director or advisor to the Board will continue to be triggered by such cessation.

                  13. TERMINATION OF DIRECTORSHIP OF OPTIONEE. If, before the date of expiration of the Option, the Optionee shall cease to be a director of the Company or an advisor to the Board (as determined by the Board), the Option shall terminate on the earlier of the date of expiration or three years after the date the Optionee ceases to be a director or advisor to the Board. In such event, the Optionee shall have the right prior to the termination of such Option to exercise all or any part of such Option, subject to Paragraph 10, if applicable.

                  14. ISSUANCE OF SHARES IN LIEU OF PAYMENT OF RETAINER FEE. At the Company's option, all or any portion of each Non-Employee Director's annual retainer fee for service as a member of the Company's Board may be paid in Stock (a "Stock Award"). If the Company elects to pay all or any portion of the annual retainer fees in Stock, the shares of the Stock shall be issued the day following each Annual Meeting of the stockholders of the Company, to each Non-Employee Director who continues to serve on that date. The number of shares to be issued shall be that number equal to (i) the lesser of all or that portion of the annual retainer fee then in effect for service as a member of the Company's Board to be paid in Stock divided by (ii) the fair market value of the Stock on that date, as determined pursuant to Paragraph 8 above. No fractional shares shall be issued, but the number of shares shall be rounded up to the nearest whole share.

                  15. REQUIREMENTS OF LAW. The Company shall not be required to issue any shares under any Option or as partial payment for annual retainer fees if the issuance of such shares would result in a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Stock Award, the Company shall not be required to issue any Stock unless the Board has received evidence satisfactory to it to the effect that the holder of that Option or Stock Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Board on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to a Stock Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under a Stock Award, or the issuance of shares under either of them, to comply with any law or regulation of any governmental authority.

                  16. NO RIGHTS AS STOCKHOLDERS. No Optionee shall have rights as a stockholder with respect to shares covered by an Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 18 hereof, no adjustment for dividends, or otherwise, shall be made if the record date thereof is prior to the date of issuance of such certificate.

                  17. NO EMPLOYMENT OR NOMINATION OBLIGATION. The granting of any Option shall not require the Company or its stockholders to retain any Optionee or to continue to nominate any Optionee for election as a director of the Company.

                  18. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options or Stock Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Director to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

         If while unexercised Options remain outstanding under the Plan (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (iii) the Company is to be dissolved, or
(iv) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Treasury Regulations) that is not described in clauses (i), (ii) or (iii) of this sentence (each such event is referred to herein as a "Corporate Change"), then (x) except as otherwise provided in an Option Agreement or as a result of the Board's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Option then outstanding may be exercised, and (y) no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Board, acting in its sole and absolute discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual Optionee:

                  (1) accelerate the time at which some or all of the Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all such Options that remain unexercised and all rights of Optionees thereunder shall terminate,

                  (2) require the mandatory surrender to the Company by all or selected Optionees of some or all of the then outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of this Plan or the Option Agreements evidencing such Options) as of a date, before or after such Corporate Change, specified by the Board, in which event the Board shall thereupon cancel such Options and the Company shall pay to each such Optionee an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise price(s) under such Options for such shares,

                  (3) with respect to all or selected Optionees, have some or all of their then outstanding Options (whether vested or unvested) assumed or have a new Option substituted for some or all of their then outstanding Options (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and of which he is a director or advisor to the Board, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the shares subject to the Option immediately after the assumption or substitution over the aggregate exercise price of such shares is equal to the excess of the aggregate fair market value of all shares subject to the Option immediately before such assumption or substitution over the aggregate exercise price of such shares, and (B) the assumed rights under such existing Option or the substituted rights under such new Option as the case may be will have the same terms and conditions as the rights under the existing Option assumed or substituted for, as the case may be,

                  (4) provide that the number and class of shares of Stock covered by an Option (whether vested or unvested) theretofore granted shall be adjusted so that such Option when exercised shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement and/or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option, or

                  (5) make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Corporate Change (provided, however, that the Board may determine in its sole and absolute discretion that no such adjustment is necessary).

                  In effecting one or more of alternatives (3), (4) or (5) above, and except as otherwise may be provided in an Option Agreement, the Board, in its sole and absolute discretion and without the consent or approval of any Optionee, may accelerate the time at which some or all Options then outstanding may be exercised.

         In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Option and not otherwise provided for by this Section 18, any outstanding Options and any agreements evidencing such Options shall be subject to adjustment by the Board in its sole and absolute discretion as to the number and price of shares of stock or other consideration subject to such Options. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Board, whose determination shall be conclusive.

         The issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Options or Stock Awards.

                  19. TERMINATION AND AMENDMENT OF PLAN. The Board of Directors of the Company may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion.

                  20. WRITTEN AGREEMENT. Each Option granted hereunder shall be embodied in a written agreement (an "Option Agreement"), which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by the Chairman of the Board, the President or any Vice President of the Company for and in the name and on behalf of the Company.

                  21. COMPLIANCE WITH SEC REGULATIONS. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 of the Exchange Act, and any successor rule pursuant thereto. If any provision of this Plan is later found not to be in compliance with the Rule, the provision shall be deemed null and void or shall be reformed by the Board in such manner so as to comply. All grants of Options and issuance of Stock and all exercises of Options under this Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act and any regulations promulgated thereunder, so as to avoid the consequences of noncompliance to the Eligible Directors.

                  22. GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

                  23. HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

                  24. GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and shall be construed accordingly.